                                             Morgan Stanley High Yield Securities Inc.
                                                    Item 77(O) 10F-3 Transactions
                                                   March 1, 2008 - August 31, 2008

-------------------------------------------------------------------------------------------------------------------
                                                                       Amount of       % of       % of
                                       Offering        Total             Shares       Offering    Funds
 Security     Purchase/    Size of     Price of      Amount of         Purchased     Purchased    Total                   Purchased
 Purchased   Trade Date    Offering     Shares       Offering           by Fund       by Fund     Assets      Brokers       From
-------------------------------------------------------------------------------------------------------------------
  Israel       05/01/08    $99.831000      -       $1,000,000,000.00    980,000.00      0.09%      0.53%      Citi,         Lehman
 Electric                                                                                                    JPMorgan,     Brothers
 Corp. Ltd                                                                                                   Merrill
   Note                                                                                                    Lynch & Co.,
  7.250%                                                                                                      Lehman
    due                                                                                                     Brothers,
 1/15/2019                                                                                                    Morgan
                                                                                                             Stanley

 Newfield      05/05/08     $100.00        -         $600,000,000        155,000        0.02%      0.08%    JPMorgan,      JPMorgan
Exploration                                                                                               BMO Capital     Securities
    Co.                                                                                                     Markets,
   Note                                                                                                       RBS
  7.125%                                                                                                   Greenwich
    due                                                                                                     Capital,
 5/15/2018                                                                                                  Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                               BBVA
                                                                                                           Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                            Wedbush
                                                                                                              Morgan
                                                                                                            Securities
                                                                                                              Inc.,
                                                                                                             CALYON,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                           Securities,
                                                                                                             DnB NOR
                                                                                                             Markets

  Directv          05/07/08     $100.00        -      $1,500,000,000.00    1,295,000.00     0.08%  0.70%     Banc of       JPMorgan
Holdings LLC/                                                                                                America      Securities
  Directv                                                                                                   Securities
   F Note                                                                                                      LLC,
  7.625%                                                                                                      Credit
    due                                                                                                      Suisse,
 5/15/2016                                                                                                   JPMorgan
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                             Stanley

    CSC            05/28/08     $100.00        -        $500,000,000.00      445,000        0.08%  0.24%    Banc of        Banc of
 Holdings                                                                                                   America        America
   Inc.                                                                                                    Securities
   Note                                                                                                       Ltd,
  8.500%                                                                                                   Citigroup
    due                                                                                                      Global
 6/15/2015                                                                                                  Markets
                                                                                                               Ltd,
                                                                                                            JPMorgan,
                                                                                                             Merrill
                                                                                                           Lynch & Co.,
                                                                                                              Credit
                                                                                                             Suisse,
                                                                                                            GE Capital
                                                                                                             Markets
                                                                                                              Inc.,
                                                                                                           BNP Paribas,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                             Securities
                                                                                                                Inc.
                                                                                                               Fortis
                                                                                                            Securities,
                                                                                                              Goldman
                                                                                                            Sachs & Co.,
                                                                                                             Greenwich
                                                                                                             Capital
                                                                                                             Markets
                                                                                                              Inc.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Piper
                                                                                                             Jaffray
                                                                                                               Co.,
                                                                                                              Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                             Wedbush
                                                                                                              Morgan
                                                                                                            Securities
                                                                                                               Inc.

    XM        07/24/08        -        $89.930     $778,500,000.00      350,000        0.04%       0.19%     JPMorgan,     JPMorgan
 Satellite                                                                                                    Morgan      Securities
   Radio                                                                                                     Stanley,
 Holdings                                                                                                      UBS
   Inc.                                                                                                     Investment
   Note                                                                                                        Bank
  13.000%
    due
07/15/2018